UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 11, 2005 (August 10, 2005)

LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355

(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code:	(610) 648-1700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On August 10 , 2005, the Registrants issued a press release to announce that Comcast Corporation has leased an additional 338,000 square feet at Comcast Center, the office tower currently being developed by the Registrants in Center City Philadelphia. The Registrants had previously announced that Comcast would lease 534,000 square feet. With the lease addition, Comcast accounts for 70% of the project’s space.
     The Registrants are furnishing the press release as Exhibit 99 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.
      None.
(b)    Pro Forma Financial Information.
      None.
(c)    Exhibits.

Exhibit Number	Exhibit Title
99	Press Release by the Registrants, dated August 10, 2005, furnished in accordance with Item 7.01 of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:	/s/ James J. Bowes
James J. Bowes
Secretary and General Counsel

LIBERTY PROPERTY LIMITED PARTNERSHIP
By:	Liberty Property Trust, its sole General Partner

By:	/s/ James J. Bowes
James J. Bowes
Secretary and General Counsel
Dated: August 11, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99	Press Release by the Registrants, dated August 10, 2005, furnished in accordance with Item 7.01 of this Current Report on Form 8-K.